                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             Overhill Corporation
               (Name of Registrant as Specified in its Charter)

                                Not Applicable
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

   * Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

                              OVERHILL CORPORATION
                             4800 Broadway, Suite A
                              Addison, Texas 75001

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 25, 2001

September   , 2001

TO OUR STOCKHOLDERS:

   A special meeting of the stockholders of Overhill Corporation, a Nevada corporation, will be held at the Renaissance Hotel, 4099 Valley View Lane, Dallas, Texas, on September 25, 2001, at 2 p.m., Dallas time for the following purposes:

  1. To amend our articles of incorporation to change our name from Overhill Corporation to TreeCon Resources, Inc.

  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

   THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NAME CHANGE, AND RECOMMENDS THAT AN AFFIRMATIVE VOTE BE CAST IN FAVOR OF EACH OF THE PROPOSALS LISTED IN THE PROXY CARD.

   Only holders of record of common stock at the close of business on August 17, 2001 will be entitled to notice of and to vote at the special meeting or any adjournment thereof.

   Stockholders are urged to review carefully the information contained in the proxy statement attached hereto prior to deciding how to vote their shares at the special meeting. We hope you will be able to attend the special meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. If you attend the special meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. If you do not attend the special meeting, you may still revoke your proxy at any time prior to the special meeting by providing a later dated proxy or by providing written notice of your revocation to William E. Shatley, the Secretary of our company. Your prompt cooperation will be greatly appreciated.

                                          Sincerely,

                                          JAMES RUDIS
                                          Chairman of the Board and
                                          Chief Executive Officer

Addison, Texas
September   , 2001

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROPOSED NAME CHANGE.......................   1

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION................   2

THE SPECIAL MEETING OF STOCKHOLDERS........................................   3
  Time and Place...........................................................   3
  Purposes.................................................................   3
  Record Date; Stockholders Entitled to Vote...............................   3
  Quorum...................................................................   3
  Vote Required............................................................   3
  Board Recommendation.....................................................   3
  Voting Your Shares.......................................................   3
  Changing Your Vote by Revoking Your Proxy................................   4
  How Proxies are Counted..................................................   4
  Cost of Solicitation.....................................................   4

PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO CHANGE THE NAME OF OVERHILL
 CORPORATION...............................................................   5
  General..................................................................   5
  Reasons for Name Change..................................................   5
  Recommendation of the Board of Directors as to the Amendment of our
   Certificate of Incorporation to Change our Name.........................   5
  Voting by Our Directors and Executive Officers...........................   5

OTHER MATTERS..............................................................   5

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................   6
  Section 16(a) Beneficial Ownership Reporting Compliance..................   6

STOCKHOLDER PROPOSALS......................................................   7

WHERE YOU CAN FIND MORE INFORMATION........................................   7

Exhibits

Annex A--Form of Amendment to Articles of Incorporation

              QUESTIONS AND ANSWERS ABOUT THE PROPOSED NAME CHANGE

Q: What is the proposal relating to the amendment to our articles of incorporation that I will be voting on at the special meeting?

A: You will be asked to consider and vote upon a proposal to approve the amendment to our articles of incorporation to change the name of our company from Overhill Corporation to TreeCon Resources, Inc. A form of the amendment is attached to this proxy statement as Annex A.

Q: Why is our company proposing to change its name to TreeCon Resources, Inc.?

A: We are proposing to change our name to TreeCon Resources, Inc. because we agreed to the name change in connection with the spin-off of our Overhill Farms, Inc. subsidiary to our stockholders, which is expected to be effective October 1, 2001. We also believe the proposed name change is advisable in order to reflect the change in our company's business as a result of the spin-off of Overhill Farms. Following the spin-off, we will focus on our remaining business as a distributor of industrial and commercial logging equipment.

Q: Will our common stock continue to be traded on the American Stock Exchange following approval of the proposed name change?

A: Our common stock will continue to be traded on the American Stock Exchange following approval of the proposed name change; however, we intend to
     change the ticker symbol from "OVH" to "[   ]."

Q:   Who is soliciting my proxy?

A:   The board of directors.

Q:   How does the board recommend that I vote on the matters proposed?

A: The board unanimously recommends that you vote "FOR" each of the proposals submitted at the special meeting.

Q: What vote is required to approve the amendment to our articles of incorporation?

A: Approval by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of our common stock on the record date is required to approve the amendment to our articles of incorporation.

Q: What will happen if the amendment to our articles of incorporation is not approved?

A: If the articles of amendment changing our name is not approved, we would fail to satisfy our obligations pursuant to the spin-off. This condition requires that we change our name so that Overhill Farms may utilize the name "Overhill" in its business. So, to assure that the spin-off is completed, stockholders are urged to vote approve the proposed name change. If the articles of amendment changing our name is not approved, we will submit an alternative name to our stockholders for approval.

Q:   Who is entitled to vote at the special meeting?

A: Only holders of record of our common stock as of the close of business on August 17, 2001 will be entitled to notice of and to vote at the special meeting.

Q:   When and where is the special meeting?

A: The special meeting of our stockholders will be held at the Renaissance Hotel, 4099 Valley View Lane, Dallas, Texas, on Tuesday, September 25, 2001, at 2 p.m., Dallas time.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:   May I change my vote after I have mailed my signed proxy card?

A: Yes. Just send in a written revocation or a later dated, signed proxy card before the special meeting or simply attend the special meeting and vote in person. Simply attending the special meeting, however, will not revoke your proxy; you must vote at the special meeting.

Q:   What do I need to do now?

A: PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. You may vote by signing and dating your proxy card and mailing it in the enclosed return envelope, or you may vote in person at the special meeting. Because a vote of a majority of our outstanding shares is required to approve the name change amendment, your failure to vote is the same as your voting against the name change amendment.

Q:   Whom should I call if I have questions?

A: If you have questions about the amendment to our articles of incorporation to change our name, you may call William E. Shatley at (972) 386-0101.

          CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

   Certain information contained in this proxy statement that does not relate to historical information may be deemed to constitute forward-looking statements. The words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions identify "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. This proxy statement contains certain forward-looking statements with respect to our financial condition, results of operations, plans, objectives, future performance and business and the effect of the name change. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. Our stockholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. We undertake no obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                      THE SPECIAL MEETING OF STOCKHOLDERS

   This proxy statement is provided in connection with the special meeting of stockholders of Overhill Corporation, and any adjournment or postponement of the meeting. The accompanying proxy is solicited by the board of directors. This proxy statement and the accompanying form of proxy are first being sent or
given to stockholders beginning on or about September   , 2001.

Time and Place

   The special meeting of stockholders of Overhill Corporation will be held at [location], on Tuesday, September 25, 2001, at [time].

Purposes

   The board of directors is aware of one item of business to be considered at the special meeting: approval of an amendment to our articles of incorporation to change our name from Overhill Corporation to TreeCon Resources, Inc.

   The board of directors knows of no other matters to be presented for action at the special meeting. If any other matters properly come before the special meeting, however, the person named in the proxy will vote on such other matters in accordance with his best judgment. This includes a motion to adjourn or postpone the special meeting to solicit additional proxies.

Record Date; Stockholders Entitled to Vote

   Holders of record of our shares of common stock at the close of business on August 17, 2001, will be entitled to vote on all matters at the special meeting. Each share of common stock will be entitled to one vote. On August 17, 2001, a total of 17,827,464 shares of common stock were outstanding.

Quorum

   A majority of the voting power of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the special meeting.

Vote Required

   The amendment to our articles of incorporation must be approved by the holders of a majority of all the outstanding shares of common stock, whether or not represented at the meeting.

Board Recommendation

   The board of directors unanimously recommends that an affirmative vote be cast in favor of each of the proposals listed in the proxy card.

Voting Your Shares

   The board of directors is soliciting proxies from our stockholders. By completing and returning the accompanying proxy, you will be authorizing James Rudis to vote your shares. If your proxy is properly signed and dated it will be voted as you direct. If you attend the special meeting in person, you may vote your shares by completing a ballot at the meeting.

Changing Your Vote by Revoking Your Proxy

   Your proxy may be revoked at any time before it is voted at the special meeting by giving notice of revocation to us, in writing, by execution of a later dated proxy or by attending the special meeting. Simply attending the special meeting, however, will not revoke your proxy; you must vote at the special meeting.

How Proxies are Counted

   If you return a signed and dated proxy card but do not indicate how your shares are to be voted, those shares will be voted FOR each of the listed proposals. Votes cast by proxy or in person at the special meeting will be tabulated by the election inspectors appointed for the special meeting.

   Shares voted as abstentions on any matter will be counted for purposes of determining the presence of a quorum at the special meeting and treated as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which a stockholder has abstained. As a result, abstentions have the same effect as voting against a proposal. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted for purposes of determining the presence of a quorum at the special meeting, but will not be considered as present and entitled to vote with respect to such matters.

Cost of Solicitation

   We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to you. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

                                    PROPOSAL
                       TO AMEND ARTICLES OF INCORPORATION
                   TO CHANGE THE NAME OF OVERHILL CORPORATION

General

   The board of directors has unanimously approved, and is recommending to the stockholders for approval at the special meeting, an amendment to Article FIRST of our articles of incorporation to change our name to TreeCon Resources, Inc.

Reasons for Name Change

   The board of directors has agreed to change our name from Overhill Corporation to TreeCon Resources, Inc. in connection with the spin-off of our Overhill Farms, Inc. subsidiary to our stockholders, which is expected to occur on October 1, 2001. The board of directors also believes that the proposed name change is advisable in order to reflect the change in our business that will result from the spin-off. Overhill Farms is a value-added manufacturer of quality frozen food products and a provider of custom prepared foods. Following the spin-off, we will focus on our remaining business as a distributor of industrial and commercial logging equipment. Our common stock will continue to be traded on the American Stock Exchange; however, we intend to change the
ticker symbol from "OVH" to "[   ]." Overhill Farms intends to continue to
conduct its business under the name "Overhill Farms" so as to continue to enjoy the goodwill and customer identification built up in that name. Accordingly, approval of the name change is necessary in order to enable Overhill Farms to use this name and in order to enable us to fulfill our agreement. A copy of the amendment is attached to this proxy statement as Annex A. The full text of the proposed amendment to the articles of incorporation is set forth below.

   If our stockholders approve this proposal, Article FIRST of our articles of incorporation will be amended to read in its entirety as follows:

   "FIRST: The name of the corporation is TreeCon Resources, Inc. (the "Corporation")."

Recommendation of the Board of Directors as to the Amendment of our Articles of Incorporation to Change our Name.

   After careful consideration, the board of directors has determined that it is in our company's best interests and those of our stockholders to change our name from Overhill Corporation to TreeCon Resources, Inc. As a result, the board has unanimously approved the amendment to our articles of incorporation to change our company's name and recommends that you vote to approve the amendment to our articles of incorporation to change our name.

Voting by Our Directors and Executive Officers

   As of August 17, 2001, our directors and executive officers beneficially owned 1,112,700 shares of our common stock, representing approximately 6% of the outstanding shares of common stock. We believe that each of our directors and executive officers intends to vote at the special meeting in favor of the proposals described in this proxy statement.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION CHANGING THE NAME OF OVERHILL CORPORATION.

                                 OTHER MATTERS

   As of this date, the board of directors does not know of any business to be brought before the meeting other than as specified above. However, if any matters properly come before the meeting, it is the intention of the person named in the enclosed proxy to vote such proxy in accordance with his judgment on such matters.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   We have only one outstanding class of equity securities, our common stock, par value $.01 per share.

   The following table sets forth certain information with respect to beneficial ownership of our common stock as of August 17, 2001 by (i) each person who is known by us to beneficially own more than 5% of our common stock,
(ii) each of our directors and nominees and named executive officers and (iii) all directors and officers as a group.

                                                              Shares
                                                           Beneficially
                                                           Owned/1/,/2/
                                                         ---------------------
Name and Address of Beneficial Owner                      Number       Percent
------------------------------------                     ---------     -------
James Rudis                                                557,900/3/    3.1%
William E. Shatley......................................   404,700/4/    2.2
Michael F. Buck.........................................    60,100/5/      *
George R. Schrader......................................    80,000/6/      *
Harold Estes............................................ 4,015,500/7/   22.5
John E. McConnaughy, Jr................................. 1,220,600/8/    6.8
Donald J. Ervin.........................................    10,000/9/      *
All directors and officers as a group (5
 persons)/3/,/4/,/6/,/9............................../.. 1,112,700/10/  6.0%

--------
  * Indicates ownership of less than 1% of our common stock
 1. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of common stock issuable upon exercise of certain outstanding options within 60 days after August 17, 2001.
 2. Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the following footnotes to the table, the percentages indicated are based on 17,827,464 shares of Common Stock issued and outstanding on August 17, 2001. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.
 3. Includes 276,500 shares which Mr. Rudis may acquire upon the exercise of options within 60 days after August 17, 2001.
 4. Includes 246,500 shares which Mr. Shatley may acquire upon the exercise of options within 60 days after August 17, 2001. Also includes 158,200 shares that Mr. Shatley may be deemed to beneficially own as a general partner in a family limited partnership.
 5. Includes 60,000 shares which Mr. Buck may acquire upon the exercise of options within 60 days after August 17, 2001.
 6. Includes 80,000 shares which Mr. Schrader may acquire upon the exercise of options within 60 days after August 17, 2001.
 7. Mr. Estes' address is Highway 59 South, Route 15, Box 9475, Lufkin, Texas 75901.
 8. Mr. McConnaughy's address is 1011 High Ridge Road, Stamford, Connecticut 06905.
 9. Mr. Ervin's address is 25295 Route 183, Honey Creek, Iowa 51542.
10. Includes an aggregate of 663,000 shares which all of the directors and officers as a group may acquire upon the exercise of options 60 days after August 17, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of the our common stock, or "10% Stockholders," to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon information provided to us by individual officers, directors and 10% Stockholders, we believe that all of these filing requirements were satisfied by our officers, directors and 10% Stockholders.

                             STOCKHOLDER PROPOSALS

   Pursuant to various rules promulgated by the SEC, a stockholder that seeks to include a proposal in our proxy statement and form of proxy card for the annual meeting of our stockholders to be held in 2002 must timely submit such proposal in accordance with SEC Rule 14a-8 to Overhill Corporation, addressed to Michael S. Boatman, Secretary, 4800 Broadway, Suite A, Addison, Texas 75001, no later than December 31, 2001. Further, a stockholder may not present a proposal for nominations of persons for election to the board of directors for inclusion in our proxy statement and form of proxy card related to the 2001 annual meeting, unless the stockholder has timely complied with our bylaw requirements which set a notice deadline after which a stockholder will not be permitted to present such a proposal at our stockholder meetings. Any stockholder of our company entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice is received by the board of directors of such stockholder's intent to make such nomination not later than: (a) with respect to any annual meeting of stockholders, 90 days prior to the date one year from the date of the immediately preceding annual meeting; or (b) with respect to any special meeting at which the election of directors is to be held, seven days after the date that the notice of the special meeting is mailed or otherwise given. Each written notice delivered to the board of directors by the stockholder must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of our company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the board of directors; and (e) the written consent of each nominee to serve as a director of our company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in full compliance with the foregoing procedure. A notice regarding director nominations given pursuant to this advance notice bylaw will not be timely with respect to our 2002 meeting unless duly given by no later than December 1, 2001 for the annual meeting of stockholders.

                      WHERE YOU CAN FIND MORE INFORMATION

   We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from commercial document retrieval services and at the internet website maintained by the SEC at http://www.sec.gov.

   Some of the important business and financial information relating to our company that you may want to consider in deciding how to vote is not included in this proxy statement, but rather is "incorporated by reference" to documents that we have previously filed with the SEC. The information incorporated by reference is deemed to be a part of this proxy statement, except for any information superseded by information contained directly in this proxy statement.

   YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED
SEPTEMBER   , 2001. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN
THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                          By Order of the Board of Directors

                                          William E. Shatley
                                          Secretary
Addison, Texas

                                    ANNEX A

                          CERTIFICATE OF AMENDMENT OF
                           ARTICLES OF INCORPORATION
                                       OF
                              OVERHILL CORPORATION

   Pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78, the undersigned officers do hereby certify:

FIRST: The name of the corporation is Overhill Corporation.

SECOND: The Board of Directors of the Corporation has duly adopted resolutions proposing the amendment to the Articles of Incorporation set forth herein and declaring such amendment advisable.

THIRD: The amendment adopted changes Article FIRST of the corporation's Articles of Incorporation to read in its entirety as follows:

     "FIRST: The name of the corporation is TreeCon Resources, Inc. (the "Corporation")."

FOURTH: At a meeting of stockholders held on September 25, 2001, notice of which was duly given, the amendment herein certified was adopted by the holders
of              shares, which represent           votes, and which constitute
at least a majority of all of the voting power of the holders of shares having voting power.

FIFTH: The total number of outstanding shares having voting power of the
corporation at such shareholders' meeting was            , and the total number
of votes entitled to be cast by the holders of all of said outstanding shares
was               .

Effective as of              , 2001.

                                          OVERHILL CORPORATION

                                          By: _________________________________
                                             James Rudis
                                             Chairman of the Board and
                                             Chief Executive Officer

                                          By: _________________________________
                                             William E. Shatley, Secretary

STATE OF TEXAS
                    SS.:
COUNTY OF DALLAS

   On           , 2001, personally appeared before me, a Notary Public, for the
State and County aforesaid, James Rudis, Chairman of the Board and Chief Executive Officer of Overhill Corporation, and William E. Shatley, Secretary of Overhill Corporation, who acknowledged that they executed the above instrument.

                                          -------------------------------------
                                          Notary Public

SEAL

                     OVERHILL CORPORATION SPECIAL MEETING

                               SEPTEMBER 25, 2001

              PROXY NO. __________  SHARES IN YOUR NAME __________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James Rudis as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Overhill Corporation held of record by the undersigned at the close of business on August 17, 2001, at the special meeting of stockholders to be held on September 25, 2001, and any adjournment(s) thereof.

                                                 Dated ___________________, 2001

                                        _________________________
                                        Signature

                                        __________________________
                                        Signature, if Held Jointly

Please execute this Proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                     OVERHILL CORPORATION SPECIAL MEETING
                           CONTINUED FROM OTHER SIDE
                              SEPTEMBER 25, 2001

     THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 2.

1. Proposal to amend Overhill Corporation's articles of incorporation to change the name of Overhill Corporation to TreeCon Resources, Inc.

        [ ]  FOR                [ ]  AGAINST            [ ] ABSTAIN

2. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

        [ ]  FOR                [ ]  AGAINST            [ ] ABSTAIN

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE.